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                                 UAM Funds

                      Funds for the Informed Investor/sm/

                            The Analytic Portfolios
                          Institutional Class Shares
                       Supplement dated January 22, 2002
                    to the Prospectus dated April 30, 2001

On November 15, 2001, pursuant to a Plan of Liquidation approved by shareholders, the Analytic Master Fixed Income Fund was liquidated.

On January 11, 2002, the Analytic Enhanced Equity Fund (the "Fund") was reorganized into the PBHG Disciplined Equity Fund (the "PBHG Fund"), a series of PBHG Funds. Shareholders of the Fund as of January 11, 2002 became shareholders of the PBHG Fund.

Accordingly, shares of the Analytic Master Fixed Income Fund and Analytic Enhanced Equity Fund are no longer offered to investors for purchase.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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